EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Arbor Entech Corporation (the “Company”) on Form 10-Q for the quarter ended July 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brad Houtkin, President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  September 14, 2010

/s/ Brad Houtkin                                 .

Brad Houtkin

President and Chief Financial Officer